外贸合同

Sales Contract

编号 No：C175　　日期 Date: 31th, July, 2013

签约地点 Signed at：Guangzhou ,China

卖方：Sellers：Guangzhou Kai Yuan Water Treatment Equipment Co., Ltd

地址：Address：No.7, Qing Cha Road,Baiyun District,GuangZhou City, GuangDong

邮政编码 Postal Code：510430

电话 Tel：+86-020-81798225　　传真 Fax：+86-020-81994735

联系人 Contact: Amy Tang

买方：Buyers：Spacepath Inc

地址：Address：442 court st, elko,nv 89801, USA

电话：Phone: (503) 660-3174

联系人：Contact person : Mr. Andrey

买卖双方同意按下列条款由卖方出售，买方购进下列货物：

The sellers agrees to sell and the buyer agrees to buy the under mentioned goods on

1. **生产国和制造厂家 Country of Origin and Manufacturer**：Guangzhou Kai Yuan Water Treatment Equipment Co., Ltd ,China
2、**包装 Packing**：standard packing
3、**装运期限 Delivery time**：15 working days upon receipt of the deposit 30%
4、**装运港** Port of loading：Guangzhou ,China
5、**付款方式 payment terms**：

By T/T ((30% deposit in advance, 70% balance pay before delivery)

6、**电源 Power supply**：380V 50Hz 3 phase

7、**原水和产水水质 source water quality& product water quality:**

250L/h, 500L/h, 1000L/h,2000L/h water purifier, TDS of product water from reverse osmosis system: ≤100mg/l (TDS of local raw water ≤ 2000mg/l), produce pure water 250 liters per hour , 500 liters per hour, 1000 liters per hour, 2000Liters per hour respectively (temperature: 25℃)

8、**保修：在正确操作和非人为的故障和非人为损坏的基础上，自购买之日起保修一年，如有损坏，只提供损坏的部件。**

Warranty period: Guaranteed 1 year since the date of purchase under correctly operate and non man-made failure or damage, if there's damage part, only provide the damaged component.

9、 仲裁:

在履行协议过程中，如产生争议，双方应友好协商解决。若通过友好协商未能达成协议，则提交中国国际贸易促进委员会对外贸易仲裁委员会，根据该会仲裁程序暂行规定进行仲裁。该委员会决定是终局的，对双方均有约束力。仲裁费用，除另有规定外，由败诉一方负担。

Arbitration

All disputes arising from the execution of this agreement shall be settled through friendly consultations. In case no settlement can be reached, the case in dispute shall then be submitted to the Foreign Trade Arbitration Commission of the China Council for the Promotion of International Trade for Arbitration in accordance with its Provisional Rules of Procedure. The decision made by this commission shall be regarded as final and binding upon both parties. Arbitration fees shall be borne by the losing party, unless otherwise awarded.

10、Beneficiary's Bank:

1.）(Name of the bank): Industrial and Commercial Bank of China, Guangzhou Shi San Hang Road Sub-Branch

2.）(Address): SHI SAN HANG ROAD GUANG ZHOU,GUANGDONG,CHINA

3.） (Swift code) : ICBKCNBJGDG

4.）(Account number): 360200 6009200 949180

5.）(Name) ： Guangzhou Kai Yuan Water Treatment Equipment Co., Ltd

11、Specification of Equipment

250 LPH RO system



Model	KYRO-250
Production capacity	250 L/Hr
Power	1.5kw
Power supply	AC 380V 50Hz
Reverse osmosis (RO)membrane	LCLE-4040 1pcs USA DOW
Membrane housing	4040 1pc stainless steel
Raw water pump	BJZ037/0.37KW
Quartz sand filter, activated Carbon filter	Φ200×1100 FRP 2pcs
Security filter	20 "× 5μm ,1pcs
High pressure pump	CDL2-9/1.1KW 1 set
Activated carbon	15kg
Quartz sand	50kg

500 LPH RO system



Model	KYRO-500
Production capacity	500 L/Hr
Power	1.5kw
Power supply	AC 380V 50Hz
Reverse osmosis (RO)membrane	LCLE-4040 2pcs USA DOW
Membrane housing	4040 2pcs stainless steel
Raw water pump	BJZ037/0.37KW
Quartz sand filter, activated Carbon filter	ϕ250×1450 FRP 2pcs
Security filter	20 "× 5μm ,2pcs
High pressure pump	CDL2-9/1.1KW 1 set
Activated carbon	25kg
Quartz sand	100kg

1000LPH RO system



Model	KYRO-1000
Production capacity	1000 L/Hr
Power	2.5kw
Power supply	AC 380V 50Hz
Reverse osmosis (RO)membrane	LCLE-4040 4pcs USA DOW
Membrane housing	4040 stainless steel 4pcs
Raw water pump	BJZ100/0.75KW
Quartz sand filter, activated Carbon filter	ϕ350×1450 FRP 2pcs
Security filter	20 "× 5μm ,5core
High pressure pump	CDL2-15/1.5KW 1 set Nanfang
Activated carbon	50kg
Quartz sand	150kg

2000LPH RO system



Model	*KYRO-2000*
Production capacity	2000 L/Hr
Power	3.5kw
Power supply	AC 380V 50Hz
Reverse osmosis (RO)membrane	LCLE-4040 8pcs USA DOW
Membrane housing	4080 stainless steel 4pcs
Raw water pump	CHL4-40/0.75KW
Quartz sand filter, activated Carbon filter	ф600×1900 FRP 2pcs
Security filter	20 "× 5μm , 7pcs
High pressure pump	CDL4-12/2.2KW 1 set Nanfang
Activated carbon	125kg
Quartz sand	450kg

买方签字 Buyers Signature: [signature]

日期 Date : 2013.7.31

卖方签字 Sellers Signature: [signature]

日期 Date : 2013.7.31